Exhibit 99.1

1847 HOLDINGS LLC

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1847 HOLDINGS LLC

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2024

	1847 Holdings LLC	HMDT Pro Forma Adjustments (Note H-1)	ICU Pro Forma Adjustments (Note I-1)	Other Pro Forma Adjustments	Notes	Pro Forma Condensed
ASSETS
Current Assets
Cash and cash equivalents	$800,989	$(15,551)	$(196,794)	$928,263	(G-4)	$1,516,907
Receivables, net	7,629,202	(4,425,836)	(1,248,973)	-		1,954,393
Contract assets	66,003	-	-	-		66,003
Inventories, net	6,730,114	(973,875)	(4,874,332)	-		881,907
Prepaid expenses and other current assets	1,202,508	(4,565)	(39,041)	7,000,000	(G-5)	8,158,902
Total Current Assets	16,428,816	(5,419,827)	(6,359,140)	7,928,263		12,578,112
Property and equipment, net	1,349,771	(356,853)	(145,423)	-		847,495
Operating lease right-of-use assets	3,304,287	(1,056,111)	(1,547,770)	-		700,406
Long-term deposits	153,735	(29,400)	(74,800)	-		49,535
Intangible assets, net	4,133,449	(2,053,614)	-	-		2,079,835
Goodwill	9,051,052	(6,959,898)	-	-		2,091,154
TOTAL ASSETS	$34,421,110	$(15,875,703)	$(8,127,133)	$7,928,263		$18,346,537

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$15,423,374	$(2,866,931)	$(6,552,717)	$(1,635,479)	(G-3)	$4,062,647
				(305,600)	(G-2)
Contract liabilities	2,136,106	(583,362)	-	-		1,552,744
Due to related parties	193,762	-	-	-		193,762
Current portion of operating lease liabilities	1,096,428	(343,050)	(301,685)	-		451,693
Current portion of finance lease liabilities	177,030	-	-	-		177,030
Current portion of notes payable, net	8,880,042	(172,897)	(500,000)	-		8,207,145
Current portion of convertible notes payable, net	3,198,231	(1,236,975)	-	(1,236,975)	(G-2)	724,281
Current portion of related party note payable	578,290	-	-	-		578,290
Revolving line of credit	3,691,558	-	(3,691,558)	-		-
Derivative liabilities	2,882,435	-	-	-		2,882,435
Warrant liabilities	265,100	-	-	-		265,100
Total Current Liabilities	38,522,356	(5,203,215)	(11,045,960)	(3,178,054)		19,095,127
Operating lease liabilities, net of current portion	2,372,922	(776,496)	(1,303,445)	-		292,981
Finance lease liabilities, net of current portion	515,490	-	-	-		515,490
Notes payable, net of current portion	213,663	(199,913)	-	-		13,750
Convertible notes payable, net of current portion	22,646,688	-	-	-		22,646,688
Deferred tax liability, net	674,000	(302,000)	-	-		372,000
Inter-Company	-	(1,582,455)	(1,241,228)	2,823,683	(G-1)	-
TOTAL LIABILITIES	64,945,119	(8,064,079)	(13,590,633)	(354,371)		42,936,036
Shareholders’ Equity
Series A convertible preferred shares	38,177	-	-	-		38,177
Series D convertible preferred shares	214,000	-	-	-		214,000
Allocation shares	1,000	-	-	-		1,000
Common shares	614	-	-	-		614
Distribution receivable	(2,000,000)	-	-	-		(2,000,000)
Additional paid-in capital	62,769,531)	-	-	-		62,769,531)
Accumulated deficit	(90,242,920)	(7,409,551)	5,463,500	8,282,634	(G-6)	(83,906,337)
TOTAL 1847 HOLDINGS SHAREHOLDERS’ EQUITY	(29,219,598)	(7,409,551)	5,463,500	8,282,634		(22,883,015)
NON-CONTROLLING INTERESTS	(1,304,411)	(402,073)	-	-		(1,706,484)
TOTAL SHAREHOLDERS' EQUITY	(30,524,009)	(7,811,624)	5,463,500	8,282,634		(24,589,499)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,421,110	$(15,875,703)	$(8,127,133)	$7,928,263		$18,346,537

1847 HOLDINGS LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2024

	1847 Holdings LLC	HMDT Pro Forma Adjustments (Note H-1)	ICU Pro Forma Adjustments (Note I-1)	Other Pro Forma Adjustments	Notes	Pro Forma Condensed
Revenues	$30,414,856	$(15,810,081)	$(6,973,068)	$-		$7,631,707
Operating Expenses
Cost of revenues	18,083,074	(9,110,445)	(4,420,530)	-		4,552,099
Personnel	6,522,258	(2,699,643)	(1,253,954)	-		2,568,661
Depreciation and amortization	845,930	(296,418)	(209,192)	-		340,320
General and administrative	4,528,480	(2,158,914)	(1,210,132)	-		1,159,434
Professional fees	4,872,222	(88,594)	(625,333)	-		4,158,295
Impairment of goodwill and intangible assets	1,216,966	-	(1,216,966)	-		-
Total Operating Expenses	36,068,930	(14,354,014)	(8,936,107)	-		12,778,809
LOSS FROM OPERATIONS	(5,654,074)	(1,456,067)	1,963,039	-		(5,147,102)
Other Income (Expenses)
Other income (expense)	27,837	(275)	(19,953)	-		7,609
Gain (loss) on disposal of property and equipment	(13,815)	13,815	-	-		-
Interest expense	(2,619,489)	244,455	380,187	-		(1,994,847)
Amortization of debt discounts	(6,604,925)	52,242	683,029	-		(5,869,654)
Loss on extinguishment of debt	(1,200,750)	-	-	-		(1,200,750)
Change in fair value of warrant liability	1,759,600	-	-	-		1,759,600)
Change in fair value of derivative liabilities	(1,903,025)	-	-	-		(1,903,025)
Total Other Expenses	(10,554,567)	310,237	1,043,263	-		(9,201,067)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(16,208,641)	(1,145,830)	3,006,302	-		(14,348,169)
INCOME TAX BENEFIT (EXPENSE)	145,250	260,000	(11,250)	-		394,000
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(16,063,391)	$(885,830)	$2,995,052	$-		$(13,954,169)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(262,577)	885,830	(2,995,052)	-		(2,371,799)
Gain on disposition of subsidiary	1,060,095	-	-	9,668,724	(G-6)	10,728,819
NET INCOME (LOSS)	$(15,265,873)	$-	$-	$9,668,724		$(5,597,149)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM CONTINUING OPERATIONS	49,435	66,437	-	-		115,872
NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM DISCONTINUED OPERATIONS	(59,304)	-	-	-		(59,304)
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(15,275,742)	$66,437	$-	$9,668,724		$(5,540,581)

NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	(16,013,956)	(819,393)	2,995,052	-		(13,838,297)
NET LOSS FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	738,214	885,830	(2,995,052)	9,668,724		8,297,716
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(15,275,742)	$66,437	$-	$9,668,724		$(5,540,581)

PREFERRED SHARE DIVIDENDS	(130,786)	-	-	-		(130,786)
DEEMED DIVIDENDS	(1,000)	-	-	-		(1,000)
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS COMMON SHAREHOLDERS	$(15,407,528)	$66,437	$-	$9,668,724		$(5,672,367)

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO 1847 HOLDINGS COMMON SHAREHOLDERS
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM CONTINUING OPERATIONS	$(41.60)					$(35.99)
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM DISCONTINUED OPERATIONS	1.90					21.38
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE	$(39.70)					$(14.61)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC AND DILUTED	388,136					388,136

1847 HOLDINGS LLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	1847 Holdings LLC	Asien’s Pro Forma Adjustments (Note A-1)	HMDT Pro Forma Adjustments (Note H-1)	ICU Pro Forma Adjustments (Note I-1)	Other Pro Forma Adjustments	Notes	Pro Forma Condensed
Revenues	$68,681,818	$(8,961,248)	$(30,076,338)	$(15,454,097)	$-		$14,190,135
Operating Expenses					-
Cost of revenues	45,139,169	(7,083,662)	(18,679,372)	(11,738,639)	-		7,637,496
Personnel	13,593,090	(1,052,118)	(4,757,201)	(2,793,210)	-		4,990,561
Depreciation and amortization	2,240,680	(151,362)	(555,361)	(371,662)	-		1,162,295
General and administrative	9,743,565	(1,538,954)	(3,755,111)	(1,542,980)	-		2,906,520
Professional fees	3,252,409	(185,935)	(164,674)	(157,797)	-		2,744,003
Impairment of goodwill and intangible assets	14,648,048	(1,484,229)	(2,707,732)	-	-		10,456,087
Total Operating Expenses	88,616,961	(11,496,260)	(30,619,451)	(16,604,288)	-		29,896,962
LOSS FROM OPERATIONS	(19,935,143)	2,535,012	543,113	1,150,191	-		(15,706,827)
Other Income (Expenses)					-
Other income (expense)	(213,391)	(4,674)	(35)	230,711	-		12,611
Gain (loss) on disposal of property and equipment	18,026	-	(18,026)	-	-		-
Interest expense	(11,442,802)	312,605	1,200,226	1,069,546	-		(8,860,425)
Change in fair value of warrant liability	(27,900)	-	-	-	-		(27,900)
Change in fair value of derivative liabilities	385,138	-	-	-	-		385,138
Total Other Expenses	(11,280,929)	307,931	1,182,165	1,300,257	-		(8,490,576)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(31,216,072)	2,842,943	1,725,278	2,450,448	-		(24,197,403)
INCOME TAX BENEFIT (EXPENSE)	(391,855)	(37,145)	620,000	18,000	-		209,000
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(31,607,927)	$2,805,798	$2,345,278	$2,468,448	$-		$(23,988,403)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS	-	(2,805,798)	(2,345,278)	(2,468,448)	-		(7,619,524)
Gain on disposition of subsidiary	-	-	-	-	10,557,307	(G-6)	10,557,307
NET INCOME (LOSS)	$(31,607,927)	$-	$-	$-	$10,557,307		$(21,050,620)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM CONTINUING OPERATIONS	1,602,779	(140,290)	(175,896)	-	-		1,286,593
NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM DISCONTINUED OPERATIONS	-	140,290	175,896	-	-		316,186
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(30,005,148)	$-	$-	$-	$10,557,307		$(19,447,841)

NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	(30,005,148)	2,665,508	2,169,382	2,468,448	-		(22,701,810)
NET LOSS FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	-	(2,665,508)	(2,169,382)	(2,468,448)	10,557,307		3,253,969
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(30,005,148)	$-	$-	$-	$10,557,307		$(19,447,841)

PREFERRED SHARE DIVIDENDS	(512,967)	-	-	-	-		(512,967)
DEEMED DIVIDENDS	(2,398,000)	-	-	-	-		(2,398,000)
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS COMMON SHAREHOLDERS	$(32,916,115)	$-	$-	$-	$10,557,307		$(22,358,808)

EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO 1847 HOLDINGS COMMON SHAREHOLDERS
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM CONTINUING OPERATIONS	$(328.82)						$(255.86)
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM DISCONTINUED OPERATIONS	$-						$32.51
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE	$(328.82)						$(223.35)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC AND DILUTED	100,105						100,105

1847 HOLDINGS LLC

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

NOTE 1 – DESCRIPTION OF THE TRANSACTIONS

Sale of High Mountain Door & Trim Inc.

On September 30, 2024, 1847 Holdings LLC (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with BFS Group LLC (the “Buyer”), and the Company’s majority owned subsidiary High Mountain Door & Trim Inc. (“HMDT”), pursuant to which the Company agreed to sell substantially all of the assets of HMDT to the Buyer (the “HMDT Disposition”). The closing of the HMDT Disposition was completed on September 30, 2024.

Pursuant to the terms of the Purchase Agreement, the Buyer acquired HMDT for an aggregate cash only purchase price of $17,000,000, subject to certain pre-closing and post-closing adjustments (the “Purchase Price”). At closing, the Purchase Price was subject to a working capital adjustment and was also reduced by the amount of outstanding indebtedness repaid at closing (as more particularly described below) or assumed by the Buyer, as well as certain transaction expenses. Additionally, the Purchase Price was reduced by $1,700,000, which may be used for certain post-closing payments (the “Holdback Amount”).

The Purchase Price is also subject to a post-closing adjustment. Under this provision, HMDT delivered to the Buyer an estimated closing statement forth the estimated closing date payment amount, which included, among other things, HMDT’s estimate of the net working capital of HMDT and its business (the “Net Working Capital”) as of the closing date, calculated in accordance with the Purchase Agreement. Within 90 to 120 days following the closing date, the Buyer must deliver to HMDT a final closing statement setting forth its determination of the actual closing date payment amount, including, among other things, the Buyer’s determination of the Net Working Capital as of the closing date (the “Final Net Working Capital Calculation”). If the actual closing date payment amount exceeds the estimated closing date payment amount, the Buyer must, within ten business days, pay to HMDT an amount of cash that is equal to such excess. If the estimated closing date payment amount exceeds the actual closing date payment amount, HMDT must, within ten business days, pay to the Buyer an amount in cash equal to such excess. If HMDT fails to make such payment, the Buyer will have the right to recover such amount from the Holdback Amount.

Under the Purchase Agreement, the Buyer must use commercially reasonable efforts in the ordinary course of business to collect accounts receivable in a manner no less rigorous than the collection efforts used in Buyer’s own business operations, but is entitled to compensation for any uncollected accounts from the Holdback Amount. In addition, the Purchase Agreement provides that the Buyer must use commercially reasonable efforts in the ordinary course of business to finish and sell any special order or custom inventory that was included in the final net working capital, but is entitled to compensation, on the one-year anniversary of the closing, for any unsold special order or custom inventory from the Holdback Amount.

Original Issue Discount Promissory Note

On June 28, 2024, the Company’s subsidiary, 1847 Cabinet Inc., a Delaware corporation (“1847 Cabinet”), issued an original issue discount promissory note to Breadcrumbs Capital LLC with a principal amount of up to $2,472,000 (the “Breadcrumbs Note”), which is secured by a lien on all the assets of 1847 Cabinet and its subsidiaries, including the assets of HMDT. In connection with the HMDT Disposition and the release of the lien on HMDT’s assets in connection therewith, $1,102,038 of the Purchase Price was used to pay down the Breadcrumbs Note.

Secured Convertible Promissory Notes

On October 8, 2021, the Company issued two secured convertible promissory notes in the principal amount of $16,900,000 and $7,860,000 to SILAC Insurance Company (“SILAC”) and a secured convertible promissory note in the principal amount of $100,000 to Leonite Capital LLC (“Leonite”). Thereafter, (i) on September 1, 2023, SILAC entered into a securities purchase agreement with Altimir Partners LP (“Altimir”), pursuant to which Altimir agreed to purchase the secured convertible promissory note in the principal amount of $16,900,000, $765,306.12 of which was then acquired by Leonite, and (ii) on December 1, 2023, SILAC entered into a securities purchase agreement with Beaman Special Opportunities Partners, LP (“Beaman”), pursuant to which Beaman purchased that the secured convertible promissory note in the principal amount of $7,860,000. All of the foregoing notes were secured by all of the assets of HMDT. In connection with the HMDT Disposition and the release of the lien on HMDT’s assets in connection therewith, $5,815,767.91 of the Purchase Price was paid to Altimir and $2,819,710.83 of the Purchase Price was paid to Beaman.

1847 HOLDINGS LLC

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

6% Subordinated Convertible Promissory Notes

On October 8, 2021, 1847 Cabinet issued 6% subordinated convertible promissory notes in the aggregate principal amount of $5,880,345 to Steven J. Parkey and Jose D. Garcia-Rendon. In connection with the HMDT Disposition, $3,207,057.94 of the Purchase Price was used to repay the remaining principal and interest of the notes in full.

ICU Eyewear Foreclosure Sale

The Company is a limited guarantor of an Amended and Restated Credit and Security Agreement (the “Loan Agreement”) that was entered into on September 11, 2023, between AB Lending SPV I LLC d/b/a Mountain Ridge Capital (the “ICU Lender”), and the Company’s subsidiaries ICU Eyewear, Inc. (“ICU Eyewear”), ICU Eyewear Holdings, Inc., and 1847 ICU Holdings Inc. (the “ICU Parties”). Pursuant to the Loan Agreement, the ICU Lender had a security interest in all the assets of ICU Eyewear. ICU Eyewear was in default under the Loan Agreement and, with the approval of the other ICU Parties, consented to a foreclosure by the ICU Lender and private sale of substantially all of its assets in an Article 9 sale process, pursuant to Section 9-610 of the Uniform Commercial Code as in effect in the State of New York and Section 9-610 of the Uniform Commercial Code as in effect in the State of California (the “ICU Asset Sale”). On August 5, 2024, ICU Eyecare Solutions Inc. (“ICU Solutions”), an entity that is not affiliated with the Company, was the successful bidder of the ICU Asset Sale with a cash bid of $4,250,000. Pursuant to an agreement dated August 5, 2024 and in consideration for such purchase price, the ICU Lender having foreclosed on its security interest in all of the assets of ICU Eyewear then conveyed all of its rights, title, and interest in all of such assets to ICU Solutions.

Asien’s Assignment for the Benefit of Creditors

On February 26, 2024, Asien’s Appliance, Inc. (“Asien’s”), a wholly owned subsidiary of the Company’s subsidiary 1847 Asien Inc. (“1847 Asien”), entered into a general assignment (the “Assignment Agreement”), for the benefit of its creditors, with SG Service Co., LLC (the “Assignee”). Pursuant to the Assignment Agreement, Asien’s transferred ownership of all or substantially all of its right, title, and interest in, as well as custody and control of, its assets to the Assignee in trust (the “Asien’s Assignment,” and together with the HMDT Disposition and the ICU Asset Sale, the “Dispositions”).

NOTE 2 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma consolidated balance sheet as of June 30, 2024 was prepared as if the Dispositions had occurred on June 30, 2024, the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2024 was prepared as if the Dispositions had occurred on January 1, 2024 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2023 was prepared as if the Dispositions had occurred on January 1, 2023.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been had the Dispositions occurred on the dates assumed, nor are the necessarily indicative of future consolidated results of operations or financial position.

NOTE 3 – PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma consolidated financial statements are as follows:

(A-1)	Reflects the Asien’s Assignment.

(H-1)	Reflects the HMDT Disposition (including HMDT indebtedness repayments from proceeds).

(I-1)	Reflects the ICU Asset Sale.

(G-1)	Reflects the amounts due to the Company from subsidiaries (previously eliminated at consolidation) that were forgiven by the Company upon the Dispositions.

(G-2)	Reflects the amounts due to the former sellers of HMDT paid from closing proceeds.

(G-3)	Reflects the amounts of accrued interest due from the Company under the secured convertible promissory notes described above for accrued interest.

(G-4)	Reflects the net proceeds received in the HMDT Disposition.

(G-5)	Reflects the amounts held in reserves/escrow for working capital holdback.

(G-6)	Reflects the preliminary net gain on the Dispositions.